                                                                   Exhibit 10.36


10/20/00

                          THE NATIONAL CITY CORPORATION
                           DEFERRED COMPENSATION PLAN
                            Effective January 1, 2001


                                TABLE OF CONTENTS



ARTICLE I     NAME AND PURPOSE
------------------------------

     1.1  Name
     1.2  Purpose


ARTICLE II    DEFINITIONS
-------------------------

     2.1  Board
     2.2  Compensation
     2.3  Committee
     2.4  Corporation
     2.5  Covered Executive
     2.6  Crediting Date
     2.7  Directors
     2.8  Deferred Compensation Account or Account
     2.9  Effective Date
     2.10 Eligible Employee
     2.11 Employee
     2.12 Employer
     2.13 Employment
     2.14 Enrollment Period
     2.15 Evaluation Date
     2.16 Incentive Award
     2.17 Incentive Plan
     2.18 Internal Revenue Code
     2.19 Investment Option
     2.20 Other Plan
     2.22 Other Plan Transfer Date
     2.22 Participant
     2.23 Payment Date
     2.24 Plan or Deferred Compensation Plan
     2.25 Plan Administrator
     2.26 Plan Year
     2.27 Retirement Eligible Employee
     2.28 Salary
     2.29 Subsidiaries
     2.30 Termination Date


ARTICLE III   ELECTION TO DEFER COMPENSATION
--------------------------------------------

     3.1  Deferral Election
     3.2  Amount of Compensation Which May be Deferred
     3.3  Deferral of Compensation
     3.4  Withholding
     3.5  Vesting

10/20/00

                          THE NATIONAL CITY CORPORATION
                           DEFERRED COMPENSATION PLAN
                            Effective January 1, 2001



ARTICLE IV    DEFERRED COMPENSATION ACCOUNT AND CREDITS THERETO
---------------------------------------------------------------

     4.1  Deferred Compensation Account
     4.2  Allocation of Other Plan Account Balances on the Other Plan Transfer
          Date
     4.3 Allocation of New Deferrals Among Investment Options and Transfers Among Investment Options
     4.4  Payments Deducted on a Pro Rata Basis from each Investment Option
     4.5  Change in Investment Option


ARTICLE V     PAYMENT OF DEFERRED COMPENSATION ACCOUNT
------------------------------------------------------

     5.1  Form of Payment
     5.2  Manner of Distribution
     5.3  Form of Payment Election
     5.4  Plan Administrator's Discretion
     5.5  Payments Upon Death of Participant
     5.6  Withholding Taxes


ARTICLE VI    ADMINISTRATION
----------------------------

     6.1  Powers and Duties of Plan Administrator
     6.2  Reliance Upon Information


ARTICLE VII   CLAIMS FOR BENEFITS
---------------------------------

     7.1  Claims Procedure
     7.2  Appeal and Review Procedure
     7.3  Exhaustion of Remedies


ARTICLE VIII  GENERAL PROVISIONS
--------------------------------

     8.1  Source of Payments
     8.2  Prohibition on Alienation
     8.3  Not a Contract of Employment
     8.4  Headings Not to Control
     8.5  Separability of Plan Provisions
     8.6  Applicable Law
     8.7  Entire Plan


ARTICLE IX    AMENDMENT AND TERMINATION
---------------------------------------

     9.1  Amendment and Termination

10/20/00



                           ARTICLE I   NAME AND PURPOSE


1.1 NAME. This Plan shall be known as the National City Corporation Deferred Compensation Plan (the "Deferred Compensation Plan" or "Plan"). Effective January 1, 2001.

1.2 PURPOSE. The purpose of the Deferred Compensation Plan is to provide Eligible Employees with an opportunity to defer the receipt of cash compensation which would have otherwise been received as Salary or as an Incentive Award, as such terms are defined in Article II, , and to credit the deferred compensation with gains or losses based upon investment options made available from time to time by the Plan Administrator.

10/20/00



                             ARTICLE II   DEFINITIONS


The following terms when used herein shall have the meaning set forth below, if capitalized. Unless the context clearly indicates otherwise, words in the masculine, feminine or neuter gender include the other genders and the singular includes the plural and vice versa.

2.1 "BOARD" means the Board of Directors of the Corporation.

2.2 "COMPENSATION" means Salary and Incentive Award(s), including commissions as applicable, as may be determined by the Plan Administrator from time to time.

2.3 "COMMITTEE" means the Compensation and Organization Committee of the Board.

2.4 "CORPORATION" means National City Corporation, a Delaware Corporation.

2.5 "COVERED EXECUTIVE" means any individual who is, or is determined by the Committee to be likely to become a "covered employee" within the meaning of
Section 162(m) of the Internal Revenue Code.

2.6 "CREDITING DATE" means the last business day of each calendar month or such other date or dates as determined by the Plan Administrator so long as there is no less than one Crediting Date each calendar year.

2.7 "DIRECTORS" means those individuals serving as directors on the Board from time to time.

2.8 "DEFERRED COMPENSATION ACCOUNT" or "ACCOUNT" means the account described in
Section 4.1.

2.9 "EFFECTIVE DATE" means the date when the Plan will first recognize a Participant's election to defer Compensation. This date shall be established by the Plan Administrator, and may vary by employee group, as determined in the discretion of the Plan Administrator.

2.10 "ELIGIBLE EMPLOYEE" means an Employee who as of the first day of the Enrollment Period has been designated as an Eligible Employee for the Plan Year by the Plan Administrator and who satisfies such other criteria as established by the Plan Administrator, in his or her sole discretion, from time to time. The Eligible Employee designation shall be limited to key management and highly-compensated employees of the Corporation or it's Subsidiaries.

2.11 "EMPLOYEE" means an employee of an Employer who is identified as an employee of the Employer in the human resource records of the Employer.

2.12 "EMPLOYER" means the Corporation, and the Subsidiaries.

2.13 "EMPLOYMENT" means employment with an Employer.

2.14 "ENROLLMENT PERIOD" means the period in each calendar year designated by the Plan Administrator during which Eligible Employees make elections to defer Compensation earned during the following Plan Year.

2.15 "EVALUATION DATE" means the last day of the Plan Year.

2.16 " INCENTIVE AWARD" means a cash incentive award under an Incentive Plan which is determined and payable without regard to a participant's election to defer during the Plan Year.

10/20/00



2.17 " INCENTIVE PLAN" means (i) The National City Corporation Management Incentive Plan for Senior Officers, (ii) The National City Corporation Long-Term Incentive Compensation Plan for Senior Officers, (iii) National City Mortgage Company Short-Term Incentive Compensation Plan for Senior Officers, and (iv) any other written plan which (1) provides for cash incentive awards and (2) is designated by the Plan Administrator as being eligible for deferral into this Plan.

2.18 "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

2.19 "INVESTMENT OPTION" means any arrangement deemed suitable by the Plan Administrator from time to time for the purpose of providing an investment credit on amounts deferred.

2.20 "OTHER PLAN" means any plan, program, agreement or provision which the Plan Administrator deems to be an Other Plan in connection with the consolidation of such arrangement into the Plan.

2.21 "OTHER PLAN TRANSFER DATE" means the date agreed to by the Plan Administrator from time to time as the date when accumulated deferral balances under an Other Plan, are to be transferred from the Other Plan(s) into the Plan.

2.22 "PARTICIPANT" means an Employee or former Employee who has an amount credited to a Deferred Compensation Account under the Plan.

2.23 "PAYMENT DATE" means any day within thirty (30) days following an Evaluation Date a Participant receives a distribution.

2.24 "PLAN" or "DEFERRED COMPENSATION PLAN" means The National City Corporation Deferred Compensation Plan as set forth in this document and as amended from time to time.

2.25 "PLAN ADMINISTRATOR" means a committee consisting of the Corporate Human Resources Director, the Corporate Director of Benefits, and the Corporate Director of Compensation, or such other similar group as established by the Committee from time to time.

2.26 "PLAN YEAR" means the calendar year. The first Plan Year is 2001.

2.27 "RETIREMENT ELIGIBLE EMPLOYEE" means those Employees being either (i) age 55 or older with 10 years of service or (ii) age 65 or older with at least 5 years of service on their Termination Date.

2.28 "SALARY" means the base salary of an Employee, exclusive of any bonuses, incentives, special awards, or equity compensation. Subject to the discretion of the Plan Administrator, salary may be considered to include commissions paid during a year.

2.29 "SUBSIDIARIES" means those entities in which the Corporation directly or indirectly owns 50% or more of the voting equity securities.

2.30 "TERMINATION DATE" means the later of (i) the individual's last day worked or (ii) the last day an individual receives a Salary payment either for services rendered or as salary continuation.

10/20/00



                   ARTICLE III    ELECTION TO DEFER COMPENSATION


3.1  DEFERRAL ELECTION.

     (a) Each Eligible Employee who desires to defer Compensation otherwise payable for a Plan Year may do so by filing a deferral election with the Plan Administrator during the Enrollment Period for that Plan Year. The election shall be made on the form specified by the Plan Administrator and shall be irrevocable after the end of the Enrollment Period. To be effective, the form must be received by the Plan Administrator prior to the end of the Enrollment Period.

     (b) Notwithstanding the foregoing, the Plan Administrator may, in his or her sole discretion, permit an Eligible Employee who commences Employment during a Plan Year to submit a deferral election for Compensation payable during such Plan Year, provided such election is submitted no later than 30 days after Employment commences and applies only to Compensation earned after the date such form is received by the Plan Administrator.

3.2 AMOUNT OF COMPENSATION WHICH MAY BE DEFERRED. Each Eligible Employee may defer, at the Plan Administrator's discretion, a portion of Salary and/or Incentive Award otherwise payable for the Plan Year immediately following the Enrollment Period. From time to time the Plan Administrator shall establish maximum deferral percentages for Salary and Incentive Award deferrals.

3.3 DEFERRAL OF COMPENSATION. Notwithstanding Section 3.1 above, the Committee shall have the discretion to deny any Eligible Employee's Deferral Election for any given Plan Year or portion of a Plan Year. The Employer shall withhold payment of the applicable portion of each Salary payment and/or each Incentive Award elected by the Participant to be deferred for the Plan Year for those deferral elections which the Committee does not deny. The deferred Compensation shall be credited to the Participant's Deferred Compensation Account as described in Article IV.

3.4 WITHHOLDING. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may establish procedures applicable to satisfy FICA or other required withholding that may arise at the time a deferral is allocated to a Participant's Account. These procedures may call for such withholding to be satisfied either (i) by reducing a Participant's deferral prior to such amount being allocated to the Participant's Account, (ii) by reducing other compensation payable to the Participant at or about the same time the deferral is allocated to a Participant's Account, or (iii) by receiving a check or other payment from the Participant for the amount(s) due.

3.5 VESTING. All amounts deferred under the Plan, and any earnings thereon, shall be fully vested at all times.

10/20/00



          ARTICLE IV   DEFERRED COMPENSATION ACCOUNT AND CREDITS THERETO


4.1 DEFERRED COMPENSATION ACCOUNT. An unfunded bookkeeping account known as the Deferred Compensation Account shall be established for each Participant. The Deferred Compensation Account shall be credited with (i) all deferred amounts credited under an Other Plan as of the Other Plan Transfer Date, and (ii) all amounts deferred under Article III of the Plan. The amounts credited to a Participant's Deferred Compensation Account, as reduced for amounts distributed under Article V, shall be adjusted each Crediting Date to reflect gain or loss from the Investment Options.

4.2 ALLOCATION OF OTHER PLAN ACCOUNT BALANCES ON THE OTHER PLAN TRANSFER DATE. The amount credited to a Participant under an Other Plan as of the Other Plan Transfer Date shall be allocated among the Investment Options according to guidance provided by the Participant to the Plan Administrator using a special election form provided by the Plan Administrator for such purpose. If Participant fails to elect an Investment Option or Options prior to the Other Plan Transfer Date or for any subsequent Plan Year, the Plan Administrator has the discretion to select an Investment Option or Options for the Participant.

4.3 ALLOCATION OF NEW DEFERRALS AMONG INVESTMENT OPTIONS AND TRANSFERS AMONG INVESTMENT OPTIONS.

     (a) During the Enrollment Period, the Participant shall elect how deferrals during the applicable Plan Year are to be allocated among the available Investment Options using forms and procedures established by the Plan Administrator for such purpose.

     (b) Each Participant may reallocate his or her accumulated Deferred Compensation Account or deferrals among the Investment Options only during times approved by the Plan Administrator and using forms and procedures established from time to time by the Plan Administrator for such purpose. Any changes a Participant makes shall become effective on the next Crediting Date following the Plan Administrator's acceptance of the Participant's reallocation election.

4.4 PAYMENTS DEDUCTED ON A PRO-RATA BASIS FROM EACH INVESTMENT OPTION. Lump sums, installments, or any other distributions from the Deferred Compensation Account shall be deducted from the balance in each Investment Option on a pro rata basis in proportion to the balance in each option using procedures established by the Plan Administrator for such purpose.

4.5 CHANGE IN INVESTMENT OPTION. The Plan Administrator may change the Investment Options available from time to time under the Plan. However, no such change shall reduce a Participant's Deferred Compensation Account. If, following a change in the Investment Options, the Participant fails to reallocate his or her Account among the available Investment Options the Plan Administrator has the discretion to select an Investment Option for the Participant.

10/20/00



               ARTICLE V    PAYMENT OF DEFERRED COMPENSATION ACCOUNT


5.1 FORM OF PAYMENT. The amounts credited to a Participant's Deferred Compensation Account shall be paid in cash.

5.2 MANNER OF DISTRIBUTION. A Participant's Deferred Compensation Account shall be distributed according to the procedures set forth below.

(a) Distributions while employed. A Participant may elect to receive a distribution from their Account during their period of employment. Such election may either be for a Scheduled Distribution, or an Unscheduled Distribution, each as defined below.

     (i) Scheduled Distribution. During the Enrollment Period when a Participant makes their deferral election, the Participant may specify a future Payment Date when the amount deferred or portion thereof will be distributed. To be valid, such future Payment Date must not be within 3 years of the Plan anniversary to which such election first applied, and such future Payment Date must precede the Participant's Termination Date. The amount distributed shall be allocated against the Investment Options as provided under
            Section 4.4. The Plan Administrator may disregard any invalid Scheduled Distribution election.

     (ii) Unscheduled Distribution. During the Enrollment Period, a Participant may submit a written request to the Plan Administrator for an unscheduled distribution from their Account. If the Plan Administrator approves such request, the amount shall be payable upon the Payment Date following such approval. The amount distributed shall be subject to a 10% penalty, with the Participant's Account being debited an amount equal to 10% of the Unscheduled Distribution amount. The withdrawn amounts and the Unscheduled Distribution penalty shall be allocated against the Investment Options as provided under Section 4.4. Any Participant electing an Unscheduled Distribution during an Enrollment Period shall be considered ineligible to defer any Compensation under the Plan for the remainder of the Plan Year in which the Unscheduled Distribution occurs and for the next following Plan Year.

     (iii) Notwithstanding the foregoing, no Covered Executive shall be eligible to make an election for either a Scheduled Distribution or Unscheduled Distribution, and the Plan Administrator is hereby empowered to disregard a Scheduled Distribution election made by a Participant at a time prior their first becoming a Covered Executive.

(b) Distributions following employment. A Participant may receive either a Termination Distribution or a Retiree Distribution following their period of employment, each as defined below.

     (i) Termination Distribution. A Participant who is not a Retirement Eligible Employee shall have their Account balance valued as of the Evaluation Date first following their Termination Date. Such balance shall be distributed in a lump sum on the Payment Date first following such Evaluation Date.

     (ii) Retiree Distribution. A Participant who is a Retirement Eligible Employee shall have their Account paid according to the following procedures:

          1) Notwithstanding sections 2) and 3) below, if the Participant's Account, determined as of the first Evaluation Date following their Termination Date, is equal to or less than an amount established by the Plan Administrator from time to time (the "Minimum Installment Amount") such amount shall be distributed according to section (i) above.

10/20/00



          2)   If the Participant has made an election as described in Section
               5.3 that has been in effect for at least twelve months prior to the Termination Date, the Participant's Account shall be paid in accordance with such payment election.

          3) If the Participant does not have a payment election that has been in effect for at least twelve months prior to the Termination Date, the Participant's Account shall be paid in annual installments over a period of 10 years, as provided in the
               Section 5.3.

5.3 FORM OF PAYMENT ELECTION. Each Participant may submit a payment election form specifying how the Participant's accumulated Deferred Compensation Account shall be paid. The following distribution options shall be available:

(a) Distributions following employment. A Participant who is a Retirement Eligible Employee, having an accumulated Account of at least the Minimum Installment Amount, as provided in Section 5.2(b)(ii) above, may elect their Account to be distributed in either of the following forms:

     (i) Lump Sum Distribution. The amount payable shall equal the Account balance determined as of the Evaluation Date. Pursuant to the Participant's election, the Evaluation Date may be any Evaluation Date following the Termination Date. If the Participant fails to elect a date, the Evaluation Date will be the last day of the Plan Year in which the Termination Date occurs. The amount so determined shall be paid on the Payment Date next following such Evaluation Date.

     (ii) Annual Installments. The amount of the first distribution shall be based on the Account balance as determined on the last Evaluation Date in the Plan Year in which the Participant's Termination Date occurs. Such amount shall be divided by the number of payments elected (being either 5 or 10, or other period as determined by the Plan Administrator) to determine the distribution. The distribution shall be made on the Payment Date next following such Evaluation Date. Subsequent distributions shall be determined annually thereafter using the procedure established herein, with the exception that the divisor shall be the number of payments remaining.

     (iii) Participants not making a valid election shall have their Account distributed over a period of ten years as provided in Section 5.3(a)(ii) above.

5.4 PLAN ADMINISTRATOR'S DISCRETION. The Plan Administrator shall have the discretion to distribute the Account of any Participant who is not a Covered Executive in a single distribution following their Termination Date. Such distribution shall be based on the balance of the Participant's Account as of the Evaluation Date immediately following their Termination Date. Such amount shall be paid on the Payment Date next following such Evaluation Date.

5.5 PAYMENTS UPON DEATH OF PARTICIPANT.

     (a) A Participant may designate any person or persons (not exceeding 5), including a trust, as his or her beneficiary to receive his or her Deferred Compensation Account in the event of the Participant's death. Any such designation shall be made by filing the form designated for that purpose by the Plan Administrator. The Participant may change or cancel his or her beneficiary designation at any time prior to death without the consent of any designated beneficiary. If no beneficiary has been designated by the Participant, or if no beneficiary is alive at the date of the Participant's death, payment shall be made to the Participant's estate.

     (b) If the Participant's death occurs during Employment, the Participant's Account shall be distributed in a lump sum as provided in 5.3(a)(i) to each of the Participant's surviving beneficiaries in the portions designated by the Participant in 5.5(a).

10/20/00



     (c) If the Participant's death occurs after installment payments have commenced, the Participant's Account shall be distributed in a lump sum on the next scheduled Payment Date to each of the Participant's surviving beneficiaries in the portions designated by the Participant in 5.5(a).

5.6 WITHHOLDING TAXES. The Corporation shall have the right to deduct from distributions under the Plan any and all taxes required to be collected under federal, state or local laws, using procedures established by the Plan Administrator for such purpose.

10/20/00



                            ARTICLE VI   ADMINISTRATION


6.1  POWERS AND DUTIES OF PLAN ADMINISTRATOR.

     (a) The Plan Administrator shall have discretionary authority to determine eligibility for benefits and to interpret the terms of the Plan. The Plan Administrator shall have such other discretionary authority as may be necessary to enable it to discharge its responsibilities under the Plan as administrator and, including, but not limited to, the power:

          (1)  To value Participant's Accounts.
          (2)  To distribute Participant's Accounts.
          (3)  To establish and change Investment Options.
          (4) To appoint or employ one or more persons to assist in the administration of the Plan. Such assistants shall serve at the pleasure of the Plan Administrator, and shall perform such functions as may be assigned by the Plan Administrator.
          (5) To adopt such rules as it deems appropriate for the administration of the Plan.
          (6)  To establish procedures to be followed by Participants.
          (7)  To prepare and distribute information relating to the Plan.
          (8) To request from Employers and Participants such information as shall be necessary for proper administration of the Plan.

     (b) Decisions of the Plan Administrator must be made by a quorum consisting of a majority of the constituent members of the Plan Administrator, and decisions may also be made by unanimous written consent of members of the Plan Administrator. The decision of the Plan Administrator upon any matter within its authority shall be final and binding on all parties, including the Corporation, the Participants and their beneficiaries.

     (c) Neither Plan Administrator, including its individual constituent members, nor any assistant shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willful misconduct or lack of good faith.


6.2 RELIANCE UPON INFORMATION. In making decisions under the Plan, the Plan Administrator shall be entitled to rely upon information furnished by a Participant, beneficiary or Employer.

10/20/00



                         ARTICLE VII   CLAIMS FOR BENEFITS


7.1  CLAIMS PROCEDURE.

     (a) Claims Must be Filed. An Employee, Participant, beneficiary or estate of a deceased Participant (the "claimant") who has a claim for benefits or concerning any other matter under the Plan must give written notice of such claim or other matter to the Plan Administrator.

     (b) Review of Claim. After the Plan Administrator has reviewed the claim and obtained any other information it deems necessary to render a decision on the claim, the Plan Administrator shall notify the claimant within 90 days after receipt of the claim of the acceptance or denial of the claim, unless special circumstances require an extension of time for processing the claim. Such an extension of time may not exceed 90 additional days and notice of the extension shall be provided to the claimant prior to the termination of the initial 90 day period indicating the special circumstances requiring the extension and the date by which a final decision on the claim is expected.

     (c) Denied Claims. In the event any application for benefits is denied, in whole or in part, the Plan Administrator shall notify the claimant of such denial in writing and shall advise the claimant of the right to appeal the denial and to request a review thereof. Such notice shall be written in a manner calculated to be understood by the claimant and shall contain:

          (1)  Specific reason for such denial.
          (2) Specific reference to the Plan provisions on which such denial is based.
          (3) A description of any information or material necessary for the Employee to perfect the claim.
          (4)  An explanation of why such material is necessary.
          (5)  An explanation of the Plan's appeal and review procedure.

7.2  APPEAL AND REVIEW PROCEDURE.

     (a) Appeal to Committee. If the claimant's claim for benefits is denied in whole or in part, the claimant, or the claimant's duly authorized representative, may appeal the denial by submitting to the Plan Administrator a written request for review of the application by the Committee within 180 days after receiving written notice of such denial. The Plan Administrator shall give the applicant (upon request) an opportunity to review pertinent Plan documents (other than legally privileged documents) in preparing such request for review.

     (b) Contents of Appeal. The request for review must be in writing and shall be addressed to the Committee c/o the Plan Administrator. The request for review shall set forth all of the grounds upon which it is based, all facts in support thereof and any other matters which the claimant deems pertinent. The Committee may require the claimant to submit (at the claimant's expense) such additional facts, documents or other material as the Committee deems necessary or advisable in making its review.

     (c) Review of Appeal. The Committee shall act upon each request for review within 120 days after its receipt thereof unless special circumstances require further time for processing. Written notice of an extension of time beyond 120 days shall be furnished to the claimant prior to the commencement of the extension. In no event shall the decision on review be rendered more than 365 days after the Committee receives the request for review.

     (d) Denied Appeals. In the event the Committee confirms the denial of the claim for benefits in whole or in part, it shall give written notice of its decision to the claimant. Such notices shall be written in a manner calculated to be understood by the claimant and shall contain the specific reasons for the denial.

10/20/00



7.3 EXHAUSTION OF REMEDIES. No legal action for benefits under the Plan shall be brought unless and until the following steps have occurred:

     (a) The claimant has submitted a written application for benefits in accordance with Section 7.1.
     (b)  The claimant has been notified that the claim has been denied.
     (c) The claimant has filed a written request appealing the denial in accordance with Section 7.2.
     (d) The claimant has been notified in writing that the Committee has denied the claimant appeal or has failed to take any action on the appeal within the time prescribed by Section 7.2.

10/20/00



                         ARTICLE VIII   GENERAL PROVISIONS


8.1 SOURCE OF PAYMENTS. The Deferred Compensation Accounts established under the Plan are unfunded bookkeeping accounts and are payable from the general assets of the Corporation. The Corporation is not required to physically segregate any cash or securities or establish any separate funds to pay any benefits under the Plan. Nothing in this Plan shall be deemed to create a trust or fund of any kind or any fiduciary relationship.

8.2 PROHIBITION ON ALIENATION. No amount payable under the Plan shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, hypothecation, charge, attachment, garnishment, execution, or levy of any kind or any other process of law, voluntary or involuntary. Any attempt to dispose of any rights to benefits payable under the Plan shall be void. Notwithstanding the preceding sentence, the Corporation shall have the right to offset from a Participant's Account balance any amounts due and owing from the Participant to the extent permitted by law. Notwithstanding the foregoing, the Corporation may transfer a Participant's rights under the Plan to a successor entity in connection with a sale, spin-off, or other similar event, if and only if the successor entity agrees to enforce the terms and provisions hereof.

8.3 NOT A CONTRACT OF EMPLOYMENT. Participation in this Plan by an Employee shall not give such Employee any right to be retained in the employ of the Employer and the ability of the Employer to dismiss or discharge an Employee is specifically reserved.

8.4 HEADINGS NOT TO CONTROL. Headings and titles within the Plan are for convenience only and are not to be read as part of the text of the Plan.

8.5 SEPARABILITY OF PLAN PROVISIONS. If any provisions of the Plan are for any reason declared invalid or not enforceable, such provisions will not affect the remaining terms and conditions, but the Plan will be construed and enforced thereafter as if such provisions had not been inserted.

8.6 APPLICABLE LAW. The validity and effect of the Plan and the rights and obligations of all persons affected thereby, are to be construed and determined in accordance with applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of Ohio.

8.7 ENTIRE PLAN. This document is a complete statement of the Deferred Compensation Plan and as of January 1, 2001 supersedes all representations, prior plans, promises and inducements, proposals, written or oral, relating to its subject matter. The Corporation shall not be bound by or liable to any person for any representation, promise or inducement made by any person which is not embodied in this document or in any authorized written amendment to the Plan.

10/20/00



                      ARTICLE IX   AMENDMENT AND TERMINATION


9.1 AMENDMENT AND TERMINATION. The Corporation expects to continue this Plan indefinitely, but reserves the right, by action of the Committee, to amend it from time to time or to discontinue it if such change is deemed necessary or desirable. However, if the Plan is amended by the Committee, the Corporation shall remain obligated under the Plan with respect to each Participant's Deferred Compensation Account (including the earnings, gains, and losses thereon, if any) for which, as of the date of such action, have been credited or debited to the Account. No such amendment, modification or termination shall reduce the amount credited to a Participants' Accounts as of the date of such action. Upon Plan termination, all amounts credited to Participants' Accounts shall be paid to Participants in a single payment within 120 days.



IN WITNESS WHEREOF, National City Corporation, has caused this instrument to be executed by its duly authorized officer, this 23rd day of October, 2000, to be effective January 1, 2001.


NATIONAL CITY CORPORATION


By /s/ Shelley J. Seifert
Shelley J. Seifert Senior Vice President and Corporate Human Resources Director